UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

Jersey Mike’s Subs Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43426	41-5138619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Commvault Way, S300, Tinton Falls, NJ 07724

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 223-4044

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	JMKE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) by Jersey Mike’s Subs Inc. (the “Company”) of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), described in the prospectus (the “Prospectus”), dated July 29, 2026, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-297228) (as amended, the “Registration Statement”), the following agreements were entered into:

•
the Third Amended and Restated Limited Liability Company Agreement of Jersey Mike’s HoldCo, LLC (“Jersey Mike’s Holdings”), dated July 29, 2026, by and among the Company and the other parties thereto (the “Jersey Mike’s Holdings Limited Liability Company Agreement”);
•
the Tax Receivable Agreement, dated July 29, 2026, by and among the Company and each of the other persons from time to time party thereto (the “Tax Receivable Agreement”);
•
the Exchange Agreement, dated July 29, 2026, by and among the Company, Jersey Mike’s Holdings and holders of common units of Jersey Mike’s Holdings (“Common Units”) from time to time party thereto (the “Exchange Agreement”);
•
the Registration Rights Agreement, dated July 29, 2026, by and among the Company and each of the other persons from time to time party thereto (the “Registration Rights Agreement”); and
•
the Stockholders Agreement, dated July 29, 2026, by and among the Company and entities affiliated with Blackstone Inc. (the “Stockholders Agreement”).

The Jersey Mike’s Holdings Limited Liability Company Agreement, the Tax Receivable Agreement, the Exchange Agreement, the Registration Rights Agreement, and the Stockholders Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Committee Composition; Director Compensation

Effective July 29, 2026, following the effective time of the Registration Statement, Matthew Bromberg was appointed to the Board of Directors of the Company. Mr. Bromberg will serve as a Class I director with a term expiring at the Company’s first annual meeting of stockholders following the IPO.

For further information, see “Management—Composition of the Board of Directors After this Offering” and “Management—Board Committees” in the Prospectus.

As previously disclosed in the Prospectus, on July 1, 2026, Mr. Bromberg entered into an offer letter with the Company, which provides for a $125,000 per year cash retainer (payable quarterly) and an initial award of $125,000 in restricted stock units to be issued under the Omnibus Incentive Plan described below (subject to the final approval of the award by the Company's Board of Directors).

2026 Omnibus Incentive Plan

Effective July 29, 2026, the Company’s Board of Directors and its then sole stockholder adopted and approved the Company’s 2026 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) in the form previously filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 29, 2026 (the “Form S-8”). For further information regarding the Omnibus Incentive Plan, see “Management—Compensation Arrangements to be Adopted in Connection with this Offering—Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is incorporated by reference (i) as Exhibit 10.6 and (ii) in this Item 5.02. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

2026 Employee Stock Purchase Plan

Effective July 29, 2026, the Company’s Board of Directors and its then sole stockholder adopted and approved the Company’s 2026 Employee Stock Purchase Plan (the “ESPP”) in the form previously filed as Exhibit 4.4 to the Company’s Form S-8. For further information regarding the ESPP, see “Management—Compensation Arrangements to be Adopted in Connection with this Offering—Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is incorporated by reference (i) as Exhibit 10.7 and (ii) in this Item 5.02. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2026, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), substantially in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 10,000,000,000 shares of Class A Common Stock, 10,000,000,000 shares of Class B common stock, par value $0.0001 per share, and 1,000,000,000 shares of preferred stock, par value $0.0001 per share. A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been disclosed by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On July 31, 2026, the Company completed the Offering of 43,478,261 shares of Class A Common Stock for cash consideration of $21.85 per share (net of underwriting discounts). As contemplated in the Prospectus, the Company has used the proceeds (net of underwriting discounts) from the issuance of 13,782,609 shares (approximately $301 million) in the Offering to purchase an equivalent number of newly issued Common Units from Jersey Mike’s Holdings, which Jersey Mike’s Holdings will in turn use to repay a portion of the outstanding indebtedness totaling approximately $301 million under the Series 2026-1 Notes, consisting of $250 million Series 2026-1 4.952% Fixed Rate Senior Secured Notes, Class A-2-I and $510 million Series 2026-1A 5.481% Fixed Rate Senior Secured Notes, Class A-2-II. The Company will not receive any proceeds from the sale of shares of Class A Common Stock by certain of its pre-IPO owners.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Jersey Mike’s Subs Inc.
3.2	Amended and Restated Bylaws of Jersey Mike’s Subs Inc.
10.1	Third Amended and Restated Limited Liability Company Agreement of Jersey Mike’s HoldCo, LLC, dated as of July 29, 2026.
10.2	Tax Receivable Agreement, dated as of July 29, 2026, by and among Jersey Mike’s Subs Inc. and each of the other persons from time to time party thereto.
10.3	Exchange Agreement, dated as of July 29, 2026, by and among Jersey Mike’s Subs Inc., Jersey Mike’s HoldCo, LLC and holders of Common Units from time to time party thereto.
10.4	Registration Rights Agreement, dated as of July 29, 2026, by and among Jersey Mike’s Subs Inc. and each of the other persons from time to time party thereto.
10.5	Stockholders Agreement, dated as of July 29, 2026, by and among Jersey Mike’s Subs Inc. and entities affiliated with Blackstone Inc.
10.6

Jersey Mike’s Subs Inc. 2026 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 filed with the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 29, 2026).

10.7

Jersey Mike’s Subs Inc. 2026 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.4 filed with the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 29, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 3, 2026	Jersey Mike’s Subs Inc.

	By	/s/ Scott G. McLester
	Name:	Scott G. McLester
	Title:	General Counsel